                                  Exhibit 99.1




FOR IMMEDIATE RELEASE    Contact:  Paul Paquin                Tatiana Stead
---------------------              V.P., Investor Relations   Corporate Media
January 15, 2002                   (703) 205-1039             (703) 205-1070



                  Capital One Reports Record Earnings For 2001
                Earnings Per Share Rise 30% Over Year Ago Period

Falls Church, Va. (January 15, 2002) - Capital One Financial Corporation (NYSE:
COF) today announced 30 percent earnings per share growth for 2001, driven by a 37 percent increase in total revenues for the year and the best credit performance of any of the major credit card institutions in the country.

         Earnings were $642.0 million, or $2.91 per share, in 2001 compared with earnings of $469.6 million, or $2.24 per share, in 2000. For the fourth quarter of 2001, earnings were $177.7 million, or $.80 per share, versus earnings of $128.3 million, or $0.61 per share, for the comparable period in the prior year.

         "2001 was a banner year for Capital One as we delivered on our goal of 30 percent earnings per share growth - our 18th consecutive quarter of record earnings," said Richard D. Fairbank, Capital One's Chairman and Chief Executive Officer. "Our stringent risk management practices again placed us in the lead with the best credit performance of any of the major credit card institutions - with a charge-off rate in the fourth quarter of 4.42 percent. Despite the uncertainty concerning the strength and timing of an economic recovery, we expect to achieve our 20 percent earnings per share growth target in 2002."

         Fourth quarter 2001 revenue, defined as managed net interest income and non-interest income, rose to $1.9 billion versus $1.8 billion in the third quarter of 2001 and $1.4 billion for the comparable period in the prior year. For the quarter, Capital One added 3.7 million net new accounts, bringing total accounts to 43.8 million. The company's managed consumer loan balances increased by $6.8 billion in the fourth quarter to $45.3 billion.

         "Our focus on consistently providing innovative, value-add products has resulted in over 10 million net new accounts this year and enabled us to achieve a year-over-year revenue increase of 37 percent," said Nigel W. Morris, Capital One's President and Chief Operating Officer. "We've created one of the world's largest customer franchises with more than 43 million customers."

         The managed net charge-off rate increased to 4.42 percent for the fourth quarter of 2001 compared with 3.92 percent for the third quarter of 2001. The managed delinquency rate (30+ days) decreased to 4.95 percent as of December 31, 2001, compared with 5.20 percent as of September 30, 2001.

         The company's managed net interest margin decreased to 8.68 percent in the fourth quarter of 2001 from 9.27 percent in the third quarter of 2001 primarily because of an increase in the amount of loans at teaser rates, continued growth of our superprime segment, and an increase in the company's liquidity during the quarter.

         Marketing expense for the fourth quarter of 2001 increased $19.3 million to $301.2 million from $281.9 million in the third quarter of 2001, and increased $41.7 million over the $259.5 million spent in the comparable period of the prior year. Other non-interest expenses (excluding marketing) for the fourth quarter of 2001 were $773.4 million versus $793.0 million for the third quarter of 2001 and $617.1 million in the comparable period of the prior year. Annualized operating expenses per account decreased to $74 for the fourth quarter of 2001 from $77 (excluding one-time charges) in the prior quarter.

         The company cautioned that its current expectations for 2002 earnings and future growth are forward looking statements and actual results could differ materially from current expectations due to a number of factors, including: competition in the credit card industry; the actual account and balance growth achieved by the company; the company's ability to access the capital markets at attractive rates and terms to fund its operations and future growth; and general economic conditions affecting consumer income and spending, which may affect consumer bankruptcies, defaults and charge-offs. A discussion of these and other factors can be found in Capital One's annual and other reports filed with the Securities and Exchange Commission, including, but not limited to, Capital
One's report on Form 10-K for the year ended December 31, 2000.

         Headquartered in Falls Church, Virginia, Capital One Financial Corporation (www.capitalone.com) is a holding company whose principal subsidiaries, Capital One Bank and Capital One, F.S.B., offer consumer lending products. Capital One's subsidiaries collectively had 43.8 million customers and $45.3 billion in managed loans outstanding as of December 31, 2001. Capital One, a Fortune 500 company, is one of the largest providers of MasterCard and Visa credit cards in the world. Capital One trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.

                                      ####

Note: This release, financial information and a live Webcast of today's 5:00pm
(EDT) analyst conference call is accessible on the Internet on Capital One's home page (http://www.capitalone.com). Choose "About Capital One" to access the Investor Center to view and download the earnings press release and other financial information

                     CAPITAL ONE FINANCIAL CORPORATION (COF)
                         FINANCIAL & STATISTICAL SUMMARY


                                                                    2001               2001
(in millions, except per share data and as noted)                    Q4                  Q3
-------------------------------------------------                    --                  --

Earnings (Managed Basis)

Net Interest Income                                             $   982.9         $  926.7
Non-Interest Income                                                 941.5            852.5
Total Revenue                                                     1,924.5          1,779.2
Provision for Loan Losses                                           563.3            437.6
Marketing Expenses                                                  301.2            281.9
Operating Expenses                                                  773.4            793.0(2)
Income Before Taxes                                                 286.6            266.7
Tax Rate                                                             38.0%            38.0%
Net Income                                                      $   177.7         $  165.3

Common Share Statistics

Basic EPS                                                       $    0.83         $   0.78
Diluted EPS                                                     $    0.80         $   0.75
Dividends Per Share                                             $    0.03         $   0.03
Book Value Per Share (period end)                               $   15.40         $  14.14
Stock Price Per Share (period end)                              $   53.95         $  46.03
Total Market Capitalization (period end)                        $11,644.8         $9,710.1
Shares Outstanding (period end)                                     215.8            211.0
Shares Used to Compute Basic EPS                                    214.7            210.8
Shares Used to Compute Diluted EPS                                  223.4            219.9

Managed Loan Statistics (period avg.)

Average Loans                                                   $  41,352         $ 37,017
Average Earning Assets                                          $  45,295         $ 39,994
Average Assets                                                  $  48,906         $ 43,363
Average Equity                                                  $   3,223         $  2,935
Net Interest Margin                                                  8.68%            9.27%
Risk Adjusted Margin(1)                                             12.96%           14.17%
Return on Average Assets (ROA)                                       1.45%            1.53%
Return on Average Equity (ROE)                                      22.05%           22.53%
Net Charge-Off Rate                                                  4.42%            3.92%
Net Charge-Offs                                                 $   456.9         $  362.7
Cost Per Account (in dollars)                                   $   73.69         $  81.03

Managed Loan Statistics (period end)

Reported Loans                                                  $  20,921         $ 17,480
Securitized Loans                                                  24,343           21,009
Total Loans                                                     $  45,264         $ 38,489
Delinquency Rate (30+ days)                                          4.95%            5.20%
Number of Accounts (000's)                                         43,815           40,145
Total Assets                                                    $  52,506         $ 44,497
Capital, Including Preferred Interests                          $ 3,422.2         $3,081.9
Capital to Managed Assets Ratio                                      6.52%            6.93%

(1) Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.
(2)  Includes one-time charges of $38.8 million.

                     CAPITAL ONE FINANCIAL CORPORATION (COF)
                         FINANCIAL & STATISTICAL SUMMARY

                                                            2001        2001
 (in millions, except per share data and as noted)           Q2          Q1
 -------------------------------------------------           --          --

 Earnings (Managed Basis)
 Net Interest Income                                    $   823.7      $   759.3
 Non-Interest Income                                        796.3          747.1
 Total Revenue                                            1,620.0        1,506.4
 Provision for Loan Losses                                  379.1          356.5
 Marketing Expenses                                         268.7          231.2
 Operating Expenses                                         721.6          687.0
 Income Before Taxes                                        250.5          231.6
 Tax Rate                                                    38.0%          38.0%
 Net Income                                                $155.3$         143.6

 Common Share Statistics
 Basic EPS                                                 $ 0.74      $    0.70
 Diluted EPS                                               $ 0.70      $    0.66
 Dividends Per Share                                       $ 0.03      $    0.03
 Book Value Per Share (period end)                         $13.02      $   11.81
 Stock Price Per Share (period end)                        $60.15      $   55.50
 Total Market Capitalization (period end)               $12,666.5      $11,509.1
 Shares Outstanding (period end)                            210.6          207.4
 Shares Used to Compute Basic EPS                           209.1          204.8
 Shares Used to Compute Diluted EPS                         221.2          217.8

 Managed Loan Statistics (period avg.)
 Average Loans                                          $  33,440      $  30,505
 Average Earning Assets                                 $  36,180      $  32,983
 Average Assets                                         $  38,820      $  35,303
 Average Equity                                         $   2,608      $   2,347
 Net Interest Margin                                         9.11%          9.21%
 Risk Adjusted Margin(1)                                    14.23%         14.80%
 Return on Average Assets (ROA)                              1.60%          1.63%
 Return on Average Equity (ROE)                             23.83%         24.47%
 Net Charge-Off Rate                                         3.98%          3.75%
 Net Charge-Offs                                        $   332.8      $   285.9
 Cost Per Account (in dollars)                          $   77.38      $   78.26

 Managed Loan Statistics (period end)
 Reported Loans                                         $  16,327      $  15,572
 Securitized Loans                                         18,956         15,979
 Total Loans                                            $  35,283      $  31,551
 Delinquency Rate (30+ days)                                 4.92%          4.72%
 Number of Accounts (000's)                                38,146         36,462
 Total Assets                                           $  40,587      $  36,749
 Capital, Including Preferred Interests                 $ 2,840.1      $ 2,547.7
 Capital to Managed Assets Ratio                             7.00%          6.93%

(1) Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.
(2)  Includes one-time charges of $38.8 million.

                     CAPITAL ONE FINANCIAL CORPORATION (COF)
                         FINANCIAL & STATISTICAL SUMMARY

                                                            2000
(in millions, except per share data and as noted)            Q4
-------------------------------------------------            --
Earnings (Managed Basis)
Net Interest Income                                      $   716.1
Non-Interest Income                                          696.5
Total Revenue                                              1,412.5
Provision for Loan Losses                                    329.1
Marketing Expenses                                           259.5
Operating Expenses                                           617.1
Income Before Taxes                                          206.9
Tax Rate                                                      38.0%
Net Income                                               $   128.3

Common Share Statistics
Basic EPS                                                $    0.65
Diluted EPS                                              $    0.61
Dividends Per Share                                      $    0.03
Book Value Per Share (period end)                        $    9.94
Stock Price Per Share (period end)                       $   65.81
Total Market Capitalization (period end)                 $12,989.3
Shares Outstanding (period end)                              197.4
Shares Used to Compute Basic EPS                             197.0
Shares Used to Compute Diluted EPS                           210.4

Managed Loan Statistics (period avg.)
Average Loans                                            $  26,377
Average Earning Assets                                   $  28,188
Average Assets                                           $  30,234
Average Equity                                           $   1,865
Net Interest Margin                                          10.16%
Risk Adjusted Margin(1)                                      16.32%
Return on Average Assets (ROA)                                1.70%
Return on Average Equity (ROE)                               27.51%
Net Charge-Off Rate                                           3.98%
Net Charge-Offs                                          $   262.3
Cost Per Account (in dollars)                            $   78.09

Managed Loan Statistics (period end)
Reported Loans                                           $  15,113
Securitized Loans                                           14,411
Total Loans                                              $  29,524
Delinquency Rate (30+ days)                                   5.23%
Number of Accounts (000's)                                  33,774
Total Assets                                             $  33,286
Capital, Including Preferred Interests                   $ 2,061.0
Capital to Managed Assets Ratio                               6.19%


(1) Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.
(2)  Includes one-time charges of $38.8 million.

                        CAPITAL ONE FINANCIAL CORPORATION
                           Consolidated Balance Sheets
                            (in thousands)(unaudited)


                                                               December 31
                                                                  2001
                                                                  ----
Assets:
Cash and due from banks                                      $   355,680
Federal funds sold and resale agreements                          19,802
Interest-bearing deposits at other banks                         331,756
  Cash and cash equivalents                                      707,238
Securities available for sale                                  3,115,891
Consumer loans                                                20,921,014
  Less:  Allowance for loan losses                              (840,000)
Net loans                                                     20,081,014
Premises and equipment, net                                      759,683
Interest receivable                                              105,459
Accounts receivable from securitizations                       2,452,548
Other                                                            962,214
   Total assets                                              $28,184,047

Liabilities:
Interest-bearing deposits                                    $12,838,968
Other borrowings                                               3,995,528
Senior notes                                                   5,335,229
Interest payable                                                 188,160
Other                                                          2,502,684
   Total liabilities                                          24,860,569

Stockholders' Equity:
Common stock                                                       2,167
Paid-in capital, net                                           1,350,118
Retained earnings and cumulative
  other comprehensive income                                   2,006,163
   Less: Treasury stock, at cost                                 (34,970)
   Total stockholders' equity                                  3,323,478
   Total liabilities and stockholders' equity                $28,184,047

                        CAPITAL ONE FINANCIAL CORPORATION
                           Consolidated Balance Sheets
                            (in thousands)(unaudited)


                                                               September 30
                                                                   2001
                                                                   ----

Assets:
Cash and due from banks                                       $    64,884
Federal funds sold and resale agreements                          365,652
Interest-bearing deposits at other banks                          102,094
  Cash and cash equivalents                                       532,630
Securities available for sale                                   2,707,564
Consumer loans                                                 17,479,715
  Less:  Allowance for loan losses                               (727,000)
Net loans                                                      16,752,715
Premises and equipment, net                                       740,144
Interest receivable                                               108,868
Accounts receivable from securitizations                        1,949,361
Other                                                             722,155
   Total assets                                               $23,513,437


Liabilities:

Interest-bearing deposits                                     $11,075,499
Other borrowings                                                1,810,208
Senior notes                                                    5,462,025
Interest payable                                                  148,931
Other                                                           2,033,481
   Total liabilities                                           20,530,144

Stockholders' Equity:
Common stock                                                        2,121
Paid-in capital, net                                            1,154,211
Retained earnings and cumulative
  other comprehensive income                                    1,872,520
   Less: Treasury stock, at cost                                  (45,559)
   Total stockholders' equity                                   2,983,293
   Total liabilities and stockholders' equity                 $23,513,437

                        CAPITAL ONE FINANCIAL CORPORATION
                           Consolidated Balance Sheets
                            (in thousands)(unaudited)


                                                                 December 31
                                                                    2000
                                                                    ----

Assets:
Cash and due from banks                                       $    74,493
Federal funds sold and resale agreements                           60,600
Interest-bearing deposits at other banks                          101,614
  Cash and cash equivalents                                       236,707
Securities available for sale                                   1,696,815
Consumer loans                                                 15,112,712
  Less:  Allowance for loan losses                               (527,000)
Net loans                                                      14,585,712
Premises and equipment, net                                       664,461
Interest receivable                                                82,675
Accounts receivable from securitizations                        1,143,902
Other                                                             479,069
      Total assets                                            $18,889,341


Liabilities:

Interest-bearing deposits                                     $ 8,379,025
Other borrowings                                                2,925,938
Senior notes                                                    4,050,597
Interest payable                                                  122,658
Other                                                           1,448,609
      Total liabilities                                        16,926,827

Stockholders' Equity:

Common stock                                                        1,997
Paid-in capital, net                                              575,179
Retained earnings and cumulative
  other comprehensive income                                    1,474,024
   Less: Treasury stock, at cost                                  (88,686)
   Total stockholders' equity                                   1,962,514
   Total liabilities and stockholders' equity                 $18,889,341

                        CAPITAL ONE FINANCIAL CORPORATION
                        Consolidated Statements of Income
                (in thousands, except per share data)(unaudited)


                                                                    Three Months Ended
                                                             December 31           September 30
                                                               2001                    2001
                                                               ----                    ----
Interest Income:
Consumer loans, including fees                              $  736,677           $  667,335
Securities available for sale                                  38,980                37,032
Other                                                          28,961                18,323
  Total interest income                                        804,618              722,690

Interest Expense:
Deposits                                                       176,619              161,411
Other borrowings                                                42,084               43,233
Senior notes                                                    96,135               90,225
  Total interest expense                                       314,838              294,869
Net interest income                                            489,780              427,821
Provision for loan losses                                      305,889              230,433
Net interest income after
  provision for loan losses                                    183,891              197,388

Non-Interest Income:
Servicing and securitizations                                  624,915              618,633
Service charges and other customer-related fees                437,765              428,855
Interchange                                                    114,571               96,702
  Total non-interest income                                  1,177,251            1,144,190

Non-Interest Expense:
Salaries and associate benefits                                374,793              349,487
Marketing                                                      301,160              281,910
Communications and data processing                              86,810               92,735
Supplies and equipment                                          84,430               77,497
Occupancy                                                       42,172               32,151
Other                                                          185,202              241,117
  Total non-interest expense                                 1,074,567            1,074,897
Income before income taxes                                     286,575              266,681
Income taxes                                                   108,894              101,337
Net Income                                                  $  177,681           $  165,344

Basic earnings per share                                    $     0.83           $     0.78
Diluted earnings per share                                  $     0.80           $     0.75
Dividends paid per share                                    $     0.03           $     0.03



                        CAPITAL ONE FINANCIAL CORPORATION
                        Consolidated Statements of Income
                (in thousands, except per share data)(unaudited)


                                                           Three Months Ended
                                                              December 31
                                                                  2000
                                                                  ----

Interest Income:

Consumer loans, including fees                                 $679,079
Securities available for sale                                    25,608
Other                                                             1,548
     Total interest income                                      706,235

Interest Expense:
Deposits                                                        118,072
Other borrowings                                                 57,699
Senior notes                                                     71,904
     Total interest expense                                     247,675
Net interest income                                             458,560
Provision for loan losses                                       247,226
Net interest income after provision for loan losses             211,334

Non-Interest Income:
Servicing and securitizations                                   291,634
Service charges and other customer-related fees                 504,239
Interchange                                                      76,207
     Total non-interest income                                  872,080

Non-Interest Expense:
Salaries and associate benefits                                 287,742
Marketing                                                       259,461
Communications and data processing                               74,436
Supplies and equipment                                           76,171
Occupancy                                                        29,404
Other                                                           149,302
     Total non-interest expense                                 876,516
Income before income taxes                                      206,898
Income taxes                                                     78,621
Net income                                                     $128,277

Basic earnings per share                                       $   0.65
Diluted earnings per share                                     $   0.61
Dividends paid per share                                       $   0.03

                        CAPITAL ONE FINANCIAL CORPORATION
                        Consolidated Statements of Income
                (in thousands, except per share data)(unaudited)


                                                                           Year Ended
                                                               December 31              December 31
                                                                 2001                     2000
                                                                 ----                     ----
Interest Income:
Consumer loans, including fees                                 $2,642,767               $2,286,774
Securities available for sale                                    138,188                   96,554
Other                                                             53,442                     6,574
  Total interest income                                         2,834,397                2,389,902

Interest Expense:
Deposits                                                          640,470                  324,008
Other borrowings                                                  173,042                  202,034
Senior notes                                                      357,495                  274,975
  Total interest expense                                        1,171,007                  801,017
Net interest income                                             1,663,390                1,588,885
Provision for loan losses                                         989,836                  718,170
Net interest income after
  provision for loan losses                                       673,554                  870,715

Non-Interest Income:
Servicing and securitizations                                   2,359,930                1,152,375
Service charges and other customer-related fees                 1,680,166                1,644,264
Interchange                                                       379,797                  237,777
  Total non-interest income                                     4,419,893                3,034,416

Non-Interest Expense:
Salaries and associate benefits                                 1,392,072                1,023,367
Marketing                                                       1,082,979                  906,147
Communications and data processing                                327,743                  296,255
Supplies and equipment                                            310,310                  252,937
Occupancy                                                         136,974                  112,667
Other                                                             807,949                  556,284
  Total non-interest expense                                    4,058,027                3,147,657
Income before income taxes                                      1,035,420                  757,474
Income taxes                                                      393,455                  287,840
Net Income                                                     $  641,965               $  469,634

Basic earnings per share                                       $     3.06               $     2.39
Diluted earnings per share                                     $     2.91               $     2.24
Dividends paid per share                                       $     0.11               $     0.11

                        CAPITAL ONE FINANCIAL CORPORATION
      Statements of Average Balances, Income and Expense, Yields and Rates
                        (dollars in thousands)(unaudited)



Managed (1)                                                               Quarter Ended 12/31/01
                                                               Average               Income/          Yield/
                                                               Balance               Expense           Rate
                                                               -------               -------           ----
Earning assets:
     Consumer loans                                            $41,352,084          $1,532,978       14.83%
     Securities available for sale                               3,187,417              38,980        4.89
     Other                                                         755,573               4,620        2.45
Total earning assets                                           $45,295,074          $1,576,578       13.92%

Interest-bearing liabilities:
     Deposits                                                  $12,237,144          $  176,619        5.77%
     Other borrowings                                            3,495,732              42,084        4.82
     Senior notes                                                5,388,881              96,135        7.14
     Securitization liability                                   21,926,552             278,797        5.09
Total interest-bearing liabilities                             $43,048,309          $  593,635        5.52%

Net interest spread                                                                                   8.40%
Interest income to average earning assets                                                            13.92%
Interest expense to average earning assets                                                            5.24
Net interest margin                                                                                   8.68%



(1) The information in this table reflects the adjustment to add back the effect of securitized loans.

                        CAPITAL ONE FINANCIAL CORPORATION
      Statements of Average Balances, Income and Expense, Yields and Rates
                        (dollars in thousands)(unaudited)



Managed (1)                                                                     Quarter Ended 09/30/01
                                                                       Average             Income/          Yield/
                                                                       Balance             Expense           Rate
                                                                       -------             -------           ----
Earning assets:
     Consumer loans                                                  $37,017,405          $1,437,367       15.53%
     Securities available for sale                                     2,645,982              37,032        5.60
     Other                                                               330,863               2,646        3.20
Total earning assets                                                 $39,994,250          $1,477,045       14.77%

Interest-bearing liabilities:
     Deposits                                                        $10,537,193          $  161,411        6.13%
     Other borrowings                                                  3,103,263              43,233        5.57
     Senior notes                                                      5,280,860              90,225        6.83
     Securitization liability                                         19,472,058             255,508        5.25
Total interest-bearing liabilities                                   $38,393,374          $  550,377        5.73%

Net interest spread                                                                                         9.04%
Interest income to average earning assets                                                                  14.77%
Interest expense to average earning assets                                                                  5.50
Net interest margin                                                                                         9.27%


(1) The information in this table reflects the adjustment to add back the effect of securitized loans.

                        CAPITAL ONE FINANCIAL CORPORATION
      Statements of Average Balances, Income and Expense, Yields and Rates
                        (dollars in thousands)(unaudited)



Managed (1)                                                                     Quarter Ended 12/31/00
                                                                       Average             Income/          Yield/
                                                                       Balance             Expense           Rate
                                                                       -------             -------           ----

Earning assets:
     Consumer loans                                                  $26,377,427          $1,146,056       17.38%
     Securities available for sale                                     1,688,092              25,608        6.07
     Other                                                               122,192               1,548        5.07
Total earning assets                                                 $28,187,711          $1,173,212       16.65%

Interest-bearing liabilities:
     Deposits                                                        $ 7,155,771          $  118,072        6.60%
     Other borrowings                                                  3,290,499              57,699        7.01
     Senior notes                                                      4,084,761              71,904        7.04
     Securitization liability                                         12,274,193             209,481        6.83
Total interest-bearing liabilities                                   $26,805,224          $  457,156        6.82%

Net interest spread                                                                                         9.83%
Interest income to average earning assets                                                                  16.65%
Interest expense to average earning assets                                                                  6.49
Net interest margin                                                                                        10.16%


(1) The information in this table reflects the adjustment to add back the effect of securitized loans.